UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01. Entry Into a Material Definitive Agreement.

The information included in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

On September 5, 2006, Biovest International, Inc. (“Biovest”), closed a loan transaction with Pulaski Bank and Trust Company of St. Louis, MO (“Pulaski”), pursuant to which Pulaski loaned the sum of $2 million to the Biovest pursuant to an unsecured promissory note.

The following describes certain material terms of the loan transaction:

•	$50,000 of the principal amount was disbursed at the closing to Pulaski to cover closing fees relating to the loan transaction.

•	The note will become due and payable on January 5, 2007 but may be prepaid by the Biovest at any time without penalty.

•	The outstanding principal amount of the note will bear interest at the rate of the prime rate minus .05% (7.75% per annum initially). Monthly payments of accrued interest only shall be due and payable monthly on the 5th day of each month commencing on October 5, 2006.

•	The note is an unsecured obligation of Biovest and is subordinated to Biovest’s outstanding obligation to Laurus Master Fund, Ltd.

•	The note is guaranteed by entities and individuals affiliated with the Biovest or Accentia Biopharmaceuticals, Inc., the majority stockholder of the Biovest. Biovest has entered into Indemnification Agreements that hold the guarantors harmless from all claims and losses with respect to enforcement of the guarantees provided the guarantors fulfill certain notice conditions and waiting periods.

•	Biovest issued to Pulaski a warrant to purchase up to 66,667 shares of the Biovest’s Common Stock, par value $0.01 per share, at an exercise price of $1.10 per share. The warrant will expire on September 5, 2011. The warrant provides Pulaski with piggy-back registration rights for the shares underlying the warrant.

The warrant was issued by the Biovest as described above in a transaction that was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and Pulaski is an accredited investor with access to all relevant information necessary to evaluate the investment and represented to us that the warrant was being acquired for investment.

The foregoing description of the transaction does not purport to be a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction. Such agreements are included as exhibits to this Current Report on Form 8-K or will be filed with the Annual Report on Form 10-KSB.

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Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ James A. McNulty
James A. McNulty,
Chief Financial Officer

Date: September 11, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note dated September 5, 2006, between Biovest International, Inc. (“Biovest”) and Pulaski Bank and Trust Company. (“Pulaski”).

10.2	Common Stock Purchase Warrant, dated September 5, 2006, issued by Biovest to Pulaski

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